UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-39389	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2024, GameSquare Holdings, Inc. (the “Company”), a corporation incorporated under the British Columbia Business Corporations Act (the “Act”), issued a press release announcing that the Company will hold a special meeting of stockholders on February 27, 2024, at 10:00 a.m. ET to vote on the previously announced merger with FaZe Holdings Inc. (“FaZe”) (Nasdaq: FAZE).

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: February 14, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated February 14, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).